Filed pursuant to Rule 497(e) under the Securities Act of 1933
File No. 333-33607

Supplement Dated April 1, 2007

NUVEEN INVESTMENT TRUST II

Nuveen Santa Barbara Dividend Growth Fund, Prospectus dated October 19, 2006

In the section entitled Dividends, Distributions and Taxes, the following sentence replaces the language regarding the payment of income dividends:

The Nuveen Santa Barbara Dividend Growth Fund intends to pay income dividends on a quarterly basis and any taxable gains annually. The Nuveen Santa Barbara Growth and Rittenhouse Growth Funds intend to pay income dividends and any taxable gains annually.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBDG-0407D